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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2011

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Institutional Funds

SEMI-ANNUAL REPORT

April 30, 2011

(Unaudited)

Table of Contents

THE ALGER INSTITUTIONAL FUNDS

Letter to Our Shareholders	1

Fund Highlights	9

Portfolio Summary	13

Schedules of Investments	14

Statements of Assets and Liabilities	38

Statements of Operations	40

Statements of Changes in Net Assets	42

Financial Highlights	44

Notes to Financial Statements	52

Additional Information	67

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Dear Shareholders,	May 20, 2011

Indications that the economic recovery was gaining traction fueled a strong equity rally during the six-month period ended April 30, 2011, with the S&P 500 posting a 16.36% return. Market volatility was prevalent, however, as many investors feared that political turmoil in the Middle East and North Africa would disrupt global oil production and lead to higher energy prices. Concerns over the economic impact of the earthquake, tsunami and nuclear power plant accident in Japan also weighed heavily on investors. During the period, we maintained our focus on generating strong investment returns by conducting thoughtful, research-driven stock selection, while also assessing macro economic developments and the humanitarian impact of the Japan crisis.

Performance of the S&P 500 was virtually flat in November, but encouraging retail shopping trends and other upbeat news pushed the index into positive territory for December and January. Yet, by mid-February, investors’ fears over rising oil prices strengthened and equity markets started to perform in a manner that we have seen before—market returns became inversely correlated to the price of oil. Market volatility continued as investors focused on the implications of the Japan crisis, although a steady stream of encouraging economic data helped support the ongoing equity rally throughout the remainder of the six-month period.

Broadly speaking, market performance was consistent with our expectations. In our Winter 2010/2011 Market Commentary, we maintained that economic acceleration, strong corporate earnings, healthy balance sheets, job market improvements, and other developments would lead to further gains in U.S. equities this year. Yet, we cautioned that volatility would continue and markets would eventually struggle to maintain gains as weak real estate prices, high unemployment rates, and fears of potential global trade conflicts lingered.

The Recovery Strengthens

The six-month period was highlighted by a variety of encouraging developments. In January, for example, the Department of Labor announced that December unemployment dropped to 9.4%, down from 9.8% in November. The trend continued, with the rate dropping to 9.0% in January and to 8.9% in February—its lowest level since April of 2009. Also encouraging, applications for unemployment insurance declined by 22,000 to 391,000 for the week ended February 19, sparking optimism that job layoffs were slowing. In the corporate world, earnings growth continued with many of our holdings, like Apple, Inc., Oracle Corp., United Parcel Service, Inc., ConocoPhillips, Cliffs Natural Resources, Inc., and Aetna, Inc. contributing to optimism with earnings that outpaced analysts’ forecasts. In Detroit, Chrysler Group LLC’s January U.S. auto sales climbed 23% and General Motors Co. achieved its first annual profit since 2004.

The Conference Board, meanwhile, reported that its Consumer Confidence Index climbed to 70.4 in February, its highest level in three years. Also impressive was

Federal Reserve data showing annualized GDP growth of 2.8% for the fourth quarter, which while below analysts’ expectations, was still encouraging. The Federal Reserve also estimated that 2011 GDP would grow 3.4% to 3.9%, compared to a previous estimate of 3.0% to 3.6%.

Trouble Overseas

Investor optimism eventually waned and the S&P 500 tumbled approximately 6.41% during the three-and-a-half-week period ended March 18. While the end of earnings season may have naturally shifted investor attention from corporate fundamentals, turmoil in the Middle East and in North Africa clearly weighed heavily on markets by creating concerns over the possible economic implications of higher energy prices and the lack of decisive change in U.S. energy consumption and in U.S. energy policy. Rising prices for all types of commodities also continued to be a central issue. Indeed, escalating food prices and the economic challenges they created in many parts of the world were significant triggers to the anti-government protests in Tunisia that sparked rebellion across Bahrain, Yemen, Egypt, Algeria, and eventually Libya. In Egypt, where 40% of the nation lives in poverty, President Hosni Mubarak was forced to resign, which encouraged similar protests in other countries. Protestors in Libya eventually shut down an estimated 50% of the country’s daily oil production of 1.8 million barrels. Concerns over a tightening of oil supply drove prices of West Texas Intermediate Crude from $91.55 a barrel at the beginning of the year to $113.52 on April 29.

Investors became even more skittish in March when Japan was hit by a magnitude 8.9 earthquake—the strongest in the country’s history. The quake and resulting tsunami left a wake of despair, destroying entire towns and communities in a single day. Even more alarming, the earthquake damaged cooling systems at the Fukushima Daiichi nuclear power facility, and a series of explosions damaged the plant’s nuclear reactors, left fuel rods exposed, and released radiation into the atmosphere. U.S. officials urged expatriates to stay at least 50 miles from the facility as Japanese workers frantically struggled to stop the crisis from worsening. Investors, understandably, grew concerned: Japan is the world’s third-largest economy, so disruptions in manufacturing and consumption could have a considerable impact on global growth, at least in the near term. As we watch the disaster unfold, we feel confident that as the Japanese rebuild their nation, they will become stronger as a country, and they will eventually make many positive contributions to society and the global economy. In the meantime, we continue to admire their perseverance.

Investor Psychology and the Road Ahead

We still believe that equity markets have strong potential for generating attractive gains, although fears over oil prices and concerns over Japan’s impact on global economic growth will be significant challenges. Regarding oil, higher energy prices do not necessarily cause economic recession. Rather, it is the rate of change that is important. Oil price spikes must be drastic to cause an “oil shock” to the economy (we recognize that the fundamental strength of the economy at the time oil prices increase also matters, but we currently think the U.S. economy is stronger than most believe). Generally speaking, past global recessions and cyclical bear markets triggered by oil have occurred only after prices increased by more than 100% in a short period, according to BCA Research, an independent economic research firm. We are not at that point yet. Disruptions in petroleum production, of course, could cause pain at the pump for American motorists, but in some ways, the U.S. is better prepared for price increases than in the past. Americans now spend just slightly more than 5% of their disposable income on energy, down from more than 8% in the 1980s, according to BCA. Oil’s role in America’s energy usage has also declined, accounting for only 37% of energy consumed in 2009, down from 44% in 1980, according to the U.S. Energy Information Administration. We also believe that the run up in oil prices that occurred from 2003 to 2008 succeeded in conditioning, at least partially, American consumers and businesses to potentially higher energy prices over the long term.

We believe that the development of a substantial oil shortage is unlikely. World oil production exceeds demand by an estimated three million to four million barrels per day, and many oil producing countries are capable of boosting output. Demand in the U.S. and developed economies has, in fact, been relatively flat, with emerging markets, especially China, driving recent oil demand growth. Additionally, consumption of oil in Japan, at least for the short term, has been crimped by the country’s crisis. An escalation of political turmoil in the Middle East and North Africa is still possible, but unless it affects oil production in Saudi Arabia, which is the world’s second-largest oil producer, it is unlikely to result in near-term supply shortages.

Regarding Japan, the impact of the country’s crisis on the global economy will be felt in coming months. Japan represents 6% to 8% of global GDP, and power outages have shut down many factories in the country. Supply chain disruptions, especially in the auto and technology industries, will occur as a result. These are short-term events that long-term investors should, and we think will, look beyond. Moreover, the massive rebuilding of Japan should eventually be a source of global economic stimulus. Finally, with an unreliable power supply in Japan, it is currently unknown if the country’s manufacturing capacity is significantly compromised even in the short term; however, much of the country’s industry infrastructure is state-of-the-art technology that minimizes damage from earthquakes, so it’s possible that manufacturing production will resume as soon as dependable electrical energy is restored.

We maintain that market resilience in the first quarter signals investors’ understanding of a vital fact: the U.S. economic recovery is strengthening. This has and will continue to support, we believe, a continuing rally in U.S. equities. Alger’s philosophy of “Investing in Positive Dynamic Change” has never been more appropriate than today. Change, whether from political events such as the uprisings in the Middle East or from the continuing impact of emerging markets across Asia and South America, has never been more evident. While change is almost always unsettling for some investors, we believe that it generates opportunities to buy attractively priced and well-run companies that have superior potential for growth. We continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions and that our proven and disciplined process for identifying companies experiencing Positive Dynamic Change will continue to produce superior long-term results for our clients.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 19.35% for the fiscal six-month period ended April 30, 2011, compared to the Russell 3000 Growth Index return of 17.77%.

During the period, the largest portfolio weightings in the Alger Capital Appreciation Institutional Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from performance included Health Care and Consumer Staples.

Among the most important relative contributors were Patriot Coal Corp., Skyworks Solutions, Inc., Cliffs Natural Resources, Inc., Seagate Technology PLC, and Marvell Technology Group Ltd. Conversely, detracting from overall results on a relative basis were Brocade Communications Systems Inc., Oracle Corp., United Technologies Corp., Baxter International Inc., and International Business Machines Corp.

Alger Large Cap Growth Institutional Fund

The Alger Large Cap Growth Institutional Fund returned 14.38% for the fiscal six-month period ended April 30, 2011, compared with a return of 16.96% for the Russell 1000 Growth Index.

During the period, the largest portfolio weightings in the Alger Large Cap Growth Institutional Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Energy and the largest sector underweight for the period was in Industrials. Relative outperformance in the Materials and Energy sectors was the most important contributor to performance. Sectors that detracted from performance included Health Care and Consumer Staples.

Among the most important relative contributors were Burlington Northern Santa Fe Railway, Boeing Co., Las Vegas Sands Corp., Lowe’s Cos., and Carnival Corp.  Conversely, detracting from relative performance were United Technologies Corp., Oracle Corp., International Business Machines Corp., Medco Health Solutions, Inc., and Transocean Ltd.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 23.95% for the fiscal six-month period ended April 30, 2011, compared to the 22.62% return of the Russell Midcap Growth Index.

During the period, the largest portfolio weightings in the Alger Mid Cap Growth Institutional Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Industrials and Consumer Staples.

Among the most important relative contributors were Cliffs Natural Resources, Inc., Skyworks Solutions, Inc., Human Genome Sciences, Inc., Atheros Communications Inc., and Mariner Energy Inc.  Conversely, detracting from overall results on a relative basis were Brocade Communications Systems, Inc., Intuitive Surgical, Inc., SmartHeat, Inc., New York Times Co., and Select Medical Holdings Corporation.

Alger Small Cap Growth Institutional Fund

For the fiscal six-month period ended April 30, 2011, the Alger Small Cap Growth Institutional Fund returned 26.35%, compared to the Russell 2000 Growth Index, which returned 27.07%.

During the period, the largest portfolio weightings in the Alger Small Cap Growth Institutional Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Industrials and the largest sector underweight for the period was in Information Technology. Relative outperformance in the Energy and Materials sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Financials and Consumer Staples.

Among the most important relative contributors were Dollar Thrifty Automotive Group, Inc., Mariner Energy Inc., Dana Holding Corp., PAREXEL International Corp., and BE Aerospace, Inc. Conversely, detracting from overall results on a relative basis were Brocade Communications Systems, Inc., InterMune, Inc., PMI Group, Inc., Acorda Therapeutics, Inc., and Medivation, Inc.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Dan Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Funds unless proceeded or accompanied by an effective prospectus for the Funds. Fund returns represent the fiscal six-month period return of Class I shares. The performance data quoted represents past performance, which is not an indication or guarantee of future results. Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Funds’ management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of April 30, 2011. Securities mentioned in the Shareholders Letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset value can decrease more quickly than if the Funds had not borrowed. For a more detailed discussion of the risks associated with these Funds, please see the Funds’ Prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•                  Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe

•                  Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

•                  The Standard & Poor’s 500 Index is an index of large-company common stocks and is considered to be representative of the U.S. stock market.

•                  Investors cannot invest directly in any index.

FUND PERFORMANCE AS OF 3/31/11 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Capital Appreciation Class I (Inception 11/8/93)	16.38%	8.14%	5.99%
Alger Capital Appreciation Class R* (Inception 1/27/03)	15.75%	7.58%	5.45%

Alger Large Cap Growth Class I (Inception 11/8/93)	14.77%	1.75%	1.30%
Alger Large Cap Growth Class R* (Inception 1/27/03)	14.02%	1.19%	0.77%

Alger Mid Cap Growth Class I (Inception 11/8/93)	23.17%	2.14%	5.70%
Alger Mid Cap Growth Class R* (Inception 1/27/03)	22.49%	1.62%	5.17%

Alger Small Cap Growth Class I (Inception 11/8/93)	26.18%	5.19%	7.18%
Alger Small Cap Growth Class R* (Inception 1/27/03)	25.55%	4.68%	6.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares, the Russell 3000 Growth Index (an unmanaged indices of common stocks) and the Russell 1000 Growth Index (a unmanaged index of common stocks) for the ten years ended April 30, 2011. Figures for the Alger Capital Appreciation Institutional Fund Class I shares, the Russell 3000 Growth Index and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 4/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	20.66%	8.87%	5.27%	11.88%
Class R* (Inception 1/27/03)	20.03%	8.32%	4.73%	11.31%
Russell 3000 Growth Index	21.62%	5.05%	2.38%	7.44%
Russell 1000 Growth Index	20.87%	5.06%	2.11%	7.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER LARGE CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Large Cap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2011. The figures for the Alger Large Cap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 4/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	17.54%	2.13%	0.54%	7.68%
Class R* (Inception 1/27/03)	16.70%	1.57%	0.01%	7.12%
Russell 1000 Growth Index	20.87%	5.06%	2.11%	7.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2011. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 4/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	25.77%	2.96%	4.52%	12.89%
Class R* (Inception 1/27/03)	25.08%	2.43%	4.00%	12.33%
Russell Midcap Growth Index	27.40%	5.59%	5.68%	9.09%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2011. The figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 4/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	27.10%	5.88%	6.73%	9.88%
Class R* (Inception 1/27/03)	26.45%	5.37%	6.23%	9.35%
Russell 2000 Growth Index	30.29%	5.14%	5.59%	6.47%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY*

April 30, 2011 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Consumer Discretionary	12.8%	13.9%	13.2%	18.2%
Consumer Staples	4.1	7.5	1.7	2.2
Energy	11.5	11.0	9.0	5.8
Financials	6.7	5.4	7.2	4.0
Health Care	10.7	9.7	13.0	17.6
Industrials	15.3	11.1	20.3	15.7
Information Technology	29.0	27.8	28.1	26.6
Materials	4.8	4.7	8.3	5.2
Telecommunication Services	0.5	1.0	0.0	0.0
Utilities	0.0	0.0	0.0	1.1
Short-Term Investments and Net Other Assets	4.6	7.9	(0.8)	3.6
	100.0%	100.0%	100.0%	100.0%

* Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS  |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—95.1%
ADVERTISING—1.7%
Focus Media Holding Ltd.#*	603,300	$21,205,995

AEROSPACE & DEFENSE—0.8%
Goodrich Corp.	118,700	10,489,519

AIR FREIGHT & LOGISTICS—2.7%
FedEx Corp.	114,600	10,963,782
United Parcel Service, Inc., Cl. B	309,200	23,180,724
		34,144,506
AIRLINES—0.7%
United Continental Holdings, Inc.*	376,000	8,580,320

APPAREL RETAIL—0.3%
Abercrombie & Fitch Co., Cl. A	61,300	4,340,040

APPLICATION SOFTWARE—1.5%
Informatica Corp. *	153,200	8,580,732
Nice Systems Ltd. #*	153,000	5,833,890
Salesforce.com, Inc. *	35,900	4,975,740
		19,390,362
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
BlackRock, Inc.	56,500	11,070,610

AUTO PARTS & EQUIPMENT—0.4%
Lear Corp.	111,800	5,717,452

AUTOMOBILE MANUFACTURERS—1.4%
Bayerische Motoren Werke AG#	549,800	17,236,230

BIOTECHNOLOGY—0.8%
Human Genome Sciences, Inc.*	326,100	9,610,167

BROADCASTING & CABLE TV—0.3%
CBS Corp., Cl. B	149,900	3,780,478

COAL & CONSUMABLE FUELS—1.0%
Peabody Energy Corp.	181,400	12,121,148

COMMODITY CHEMICALS—0.6%
Celanese Corp.	153,100	7,642,752

COMMUNICATIONS EQUIPMENT—3.1%
Ciena Corp. *	180,500	5,097,320
Cisco Systems, Inc.	167,400	2,939,544
Corning, Inc.	248,700	5,207,778
Qualcomm, Inc.	381,400	21,678,776
Riverbed Technology, Inc. *	113,300	3,981,362
		38,904,780
COMPUTER HARDWARE—6.5%
Apple, Inc. *	187,900	65,432,416
Hewlett-Packard Co.	442,700	17,871,799
		83,304,215
COMPUTER STORAGE & PERIPHERALS—2.0%
EMC Corp. *	565,900	16,037,606
SanDisk Corp. *	103,200	5,071,248

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—(CONT.)
Seagate Technology PLC	233,400	$4,112,508
		25,221,362
CONSTRUCTION & ENGINEERING—0.1%
Chicago Bridge & Iron Co., NV#	31,800	1,289,172

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—3.8%
Caterpillar, Inc.	124,500	14,368,545
Cummins, Inc.	134,000	16,104,120
Deere & Co.	83,100	8,102,250
WABCO Holdings, Inc. *	112,400	8,300,740
		46,875,655
DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Mastercard, Inc.	40,400	11,145,956

DEPARTMENT STORES—0.7%
Kohl’s Corp.	162,600	8,570,646

DIVERSIFIED BANKS—0.2%
Itau Unibanco Holding SA#	124,500	2,956,875

DIVERSIFIED METALS & MINING—2.5%
Cliffs Natural Resources, Inc.	134,800	12,633,456
Freeport-McMoRan Copper & Gold, Inc.	132,700	7,302,481
Molycorp, Inc. *	146,300	10,723,790
		30,659,727
DRUG RETAIL—0.8%
CVS Caremark Corp.	292,200	10,589,328

ENVIRONMENTAL & FACILITIES SERVICES—0.6%
Republic Services, Inc.	255,900	8,091,558

FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
Mosaic Co., /The	125,100	9,364,986

FOOTWEAR—0.2%
NIKE Inc., Cl. B	37,800	3,111,696

GOLD—0.4%
Yamana Gold, Inc.	446,000	5,668,660

HEALTH CARE DISTRIBUTORS—0.5%
McKesson Corp.	74,600	6,192,546

HEALTH CARE EQUIPMENT—1.6%
Covidien PLC	309,740	17,249,421
Insulet Corp. *	133,500	2,868,915
		20,118,336
HEALTH CARE FACILITIES—0.7%
Universal Health Services, Inc., Cl. B	173,700	9,515,286

HEALTH CARE SERVICES—0.8%
Express Scripts, Inc.*	184,600	10,474,204

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOME IMPROVEMENT RETAIL—1.6%
Lowe’s Companies, Inc.	772,600	$20,280,750

HOTELS RESORTS & CRUISE LINES—0.5%
Wyndham Worldwide Corporation	192,800	6,672,808

HOUSEHOLD APPLIANCES—0.4%
Stanley Black & Decker, Inc.	77,700	5,644,905

HOUSEHOLD PRODUCTS—1.1%
Procter & Gamble Co., /The	203,000	13,174,700

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.4%
Towers Watson & Co.	91,170	5,229,511

HYPERMARKETS & SUPER CENTERS—0.5%
Wal-Mart Stores, Inc.	114,410	6,290,262

INDUSTRIAL CONGLOMERATES—1.4%
3M Co.	65,400	6,357,534
Tyco International Ltd.	246,255	12,002,469
		18,360,003
INDUSTRIAL MACHINERY—1.9%
Flowserve Corp.	61,900	7,837,778
Ingersoll-Rand PLC	333,800	16,856,900
		24,694,678
INTEGRATED OIL & GAS—4.3%
Chevron Corp.	60,600	6,632,064
ConocoPhillips	309,800	24,452,514
Royal Dutch Shell PLC #	322,200	24,964,056
		56,048,634
INTEGRATED TELECOMMUNICATION SERVICES—0.2%
Verizon Communications, Inc.	78,800	2,977,064

INTERNET RETAIL—1.9%
Amazon.com, Inc. *	77,300	15,189,450
Expedia, Inc.	304,225	7,614,752
		22,804,202
INTERNET SOFTWARE & SERVICES—5.6%
eBay, Inc. *	235,300	8,094,320
Google, Inc., Cl. A *	43,710	23,782,610
GSI Commerce, Inc. *	383,750	11,232,363
IAC/InterActiveCorp. *	224,300	8,099,473
Sina Corp. *	29,930	4,033,068
VistaPrint Ltd. *	171,200	9,313,280
Yahoo! Inc. *	363,800	6,457,450
		71,012,564
INVESTMENT BANKING & BROKERAGE—1.1%
Goldman Sachs Group, Inc., /The	48,500	7,323,985
Lazard Ltd., Cl. A	120,800	4,952,800
LPL Investment Holdings, Inc. *	46,400	1,701,952
		13,978,737

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—2.0%
International Business Machines Corp.	146,800	$25,041,144

LEISURE PRODUCTS—1.6%
Hanesbrands, Inc. *	203,600	6,619,036
Phillips-Van Heusen Corp.	197,600	13,913,016
Warnaco Group Inc., /The *	4,800	308,928
		20,840,980
LIFE & HEALTH INSURANCE—1.0%
MetLife, Inc.	266,600	12,474,214

LIFE SCIENCES TOOLS & SERVICES—1.8%
Thermo Fisher Scientific, Inc.*	390,400	23,420,096

MANAGED HEALTH CARE—1.4%
Aetna, Inc.	429,300	17,764,434

MOVIES & ENTERTAINMENT—0.9%
Liberty Media Corp., Capital, Cl. A *	62,600	5,150,102
Walt Disney Co., /The	138,300	5,960,730
		11,110,832
OIL & GAS EQUIPMENT & SERVICES—3.1%
Baker Hughes, Inc.	371,800	28,781,038
Halliburton Company	127,300	6,426,104
National Oilwell Varco, Inc.	58,300	4,471,027
		39,678,169
OIL & GAS EXPLORATION & PRODUCTION—2.5%
Devon Energy Corp.	81,800	7,443,800
Newfield Exploration Co. *	89,000	6,301,200
Nexen, Inc.	506,100	13,376,223
Petrohawk Energy Corp. *	150,500	4,065,005
		31,186,228
OIL, GAS & CONSUMABLE FUELS—0.6%
Williams Cos., Inc., /The	231,900	7,692,123

OTHER DIVERSIFIED FINANCIAL SERVICES—2.9%
BM&F Bovespa SA	1,437,400	10,785,066
Citigroup, Inc. *	1,743,800	8,004,042
JPMorgan Chase & Co.	407,400	18,589,662
		37,378,770
PHARMACEUTICALS—2.8%
Allergan, Inc.	153,900	12,244,284
Auxilium Pharmaceuticals, Inc. *	246,000	5,992,560
Johnson & Johnson	128,400	8,438,448
Pfizer, Inc.	382,200	8,010,912
		34,686,204
PRECIOUS METALS & MINERALS—0.6%
Stillwater Mining Co.*	343,300	7,830,673

RAILROADS—1.3%
CSX Corp.	210,100	16,532,769

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—0.3%
Verisk Analytic, Inc., Cl. A*	99,500	$3,273,550

RESTAURANTS—0.9%
McDonald’s Corp.	147,600	11,558,556

SEMICONDUCTOR EQUIPMENT—0.6%
Lam Research Corp.*	167,299	8,082,215

SEMICONDUCTORS—3.9%
Altera Corp.	161,600	7,869,920
Avago Technologies Ltd.	280,600	9,388,876
Broadcom Corp., Cl. A *	94,600	3,328,028
NXP Semiconductor NV *	212,800	7,107,520
ON Semiconductor Corp. *	165,400	1,738,354
Skyworks Solutions, Inc. *	348,000	10,948,080
Texas Instruments, Inc.	276,600	9,827,598
		50,208,376
SOFT DRINKS—1.0%
PepsiCo, Inc.	187,000	12,882,430

SPECIALIZED FINANCE—0.6%
CME Group, Inc.	25,700	7,601,289

SYSTEMS SOFTWARE—2.9%
Oracle Corp.	1,028,900	37,091,845

TOBACCO—0.7%
Philip Morris International, Inc.	127,050	8,822,352

TRUCKING—1.3%
Hertz Global Holdings, Inc.*	968,900	16,674,769

WIRELESS TELECOMMUNICATION SERVICES—0.3%
SBA Communications Corp.*	101,300	3,913,219

TOTAL COMMON STOCKS
(Cost $1,052,570,830)		1,210,298,622

CONVERTIBLE PREFERRED STOCK—0.3%
PHARMACEUTICALS—0.3%
Merrimack Pharmaceuticals, Inc., Series G, %, *,(L3),(a)
(Cost $3,475,570)	496,510	3,475,570

Total Investments
(Cost $1,056,046,400)(b)	95.4%	1,213,774,192
Other Assets in Excess of Liabilities	4.6	58,851,655

NET ASSETS	100.0%	$1,272,625,847

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depository Receipts.

(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $3,475,570 and represents 0.3% of the net assets of the Fund.

(b)

At April 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,061,339,610 amounted to $152,434,582 which consisted of aggregate gross unrealized appreciation of $171,372,818 and aggregate gross unrealized depreciation of $18,938,236.

(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER LARGE CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—92.1%
AEROSPACE & DEFENSE—1.9%
Boeing Co., /The	3,100	$247,318
General Dynamics Corp.	3,100	225,742
		473,060
AIR FREIGHT & LOGISTICS—2.1%
FedEx Corp.	2,550	243,958
United Parcel Service, Inc., Cl. B	3,250	243,652
		487,610
AIRLINES—0.5%
Delta Air Lines, Inc.*	12,550	130,269

APPLICATION SOFTWARE—1.6%
Adobe Systems, Inc. *	5,400	181,170
Salesforce.com, Inc. *	1,500	207,900
		389,070
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
BlackRock, Inc.	1,150	225,331

AUTOMOBILE MANUFACTURERS—0.7%
General Motors Co.*	5,400	173,286

BIOTECHNOLOGY—1.4%
Celgene Corp. *	2,100	123,648
Gilead Sciences, Inc. *	5,650	219,446
		343,094
BREWERS—0.5%
Anheuser-Busch InBev NV#	1,950	124,742

BROADCASTING & CABLE TV—0.6%
Discovery Communications, Inc., Series C*	3,650	144,029

CABLE & SATELLITE—0.8%
Comcast Corporation, Cl. A	7,700	202,048

CASINOS & GAMING—0.4%
Las Vegas Sands Corp.*	2,350	110,474

COAL & CONSUMABLE FUELS—0.9%
Peabody Energy Corp.	3,500	233,870

COMMUNICATIONS EQUIPMENT—4.3%
Cisco Systems, Inc.	13,400	235,304
Corning, Inc.	12,600	263,844
Juniper Networks, Inc. *	2,200	84,326
Qualcomm, Inc.	8,250	468,930
		1,052,404
COMPUTER HARDWARE—5.7%
Apple, Inc. *	3,350	1,166,570
Hewlett-Packard Co.	6,150	248,275
		1,414,845
COMPUTER STORAGE & PERIPHERALS—1.3%
EMC Corp.*	11,350	321,659

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.7%
Caterpillar, Inc.	2,000	$230,820
Cummins, Inc.	1,600	192,288
		423,108
CONSUMER FINANCE—0.6%
American Express Co.	2,800	137,424

DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Mastercard, Inc.	750	206,918

DEPARTMENT STORES—0.8%
Kohl’s Corp.	3,950	208,205

DIVERSIFIED CHEMICALS—0.8%
EI Du Pont de Nemours & Co.	3,300	187,407

DIVERSIFIED METALS & MINING—1.7%
Cliffs Natural Resources, Inc.	2,500	234,300
Freeport-McMoRan Copper & Gold, Inc.	3,400	187,102
		421,402
DRUG RETAIL—1.0%
CVS Caremark Corp.	6,650	240,996

ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Emerson Electric Co.*	2,000	121,520

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Republic Services, Inc.	6,550	207,111

FERTILIZERS & AGRICULTURAL CHEMICALS—0.6%
Mosaic Co., /The	2,100	157,206

FOOTWEAR—0.9%
NIKE Inc., Cl. B	2,600	214,032

GENERAL MERCHANDISE STORES—1.3%
Dollar General Corp. *	3,500	114,065
Target Corp.	4,150	203,765
		317,830
GOLD—0.9%
Goldcorp, Inc.	3,800	212,154

HEALTH CARE EQUIPMENT—1.0%
Covidien PLC	4,250	236,683

HEALTH CARE SERVICES—1.1%
Medco Health Solutions, Inc. *	3,200	189,856
Quest Diagnostics, Inc.	1,300	73,294
		263,150
HOME IMPROVEMENT RETAIL—0.9%
Lowe’s Companies, Inc.	8,900	233,625

HOTELS RESORTS & CRUISE LINES—1.5%
Carnival Corp.	5,050	192,254
Marriott International, Inc., Cl. A	5,050	178,265
		370,519

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOUSEHOLD APPLIANCES—0.7%
Stanley Black & Decker, Inc.	2,450	$177,993

HOUSEHOLD PRODUCTS—1.2%
Procter & Gamble Co., /The	4,600	298,540

HYPERMARKETS & SUPER CENTERS—1.2%
Wal-Mart Stores, Inc.	5,600	307,888

INDUSTRIAL CONGLOMERATES—1.8%
3M Co.	2,200	213,862
Tyco International Ltd.	4,550	221,767
		435,629
INDUSTRIAL MACHINERY—0.8%
Illinois Tool Works, Inc.	3,550	207,356

INTEGRATED OIL & GAS—5.4%
Chevron Corp.	4,850	530,784
Exxon Mobil Corp.	5,550	488,400
Royal Dutch Shell PLC #	3,750	290,550
		1,309,734
INTERNET RETAIL—1.8%
Amazon.com, Inc. *	1,550	304,574
Expedia, Inc.	5,300	132,659
		437,233
INTERNET SOFTWARE & SERVICES—4.4%
eBay, Inc. *	5,750	197,800
Google, Inc., Cl. A *	1,302	708,417
Yahoo! Inc. *	9,850	174,838
		1,081,055
INVESTMENT BANKING & BROKERAGE—1.0%
Charles Schwab Corp., /The	6,350	116,269
Goldman Sachs Group, Inc., /The	850	128,358
		244,627
IT CONSULTING & OTHER SERVICES—2.8%
Cognizant Technology Solutions Corp., Cl. A *	1,450	120,205
International Business Machines Corp.	3,400	579,972
		700,177
LIFE SCIENCES TOOLS & SERVICES—1.1%
Thermo Fisher Scientific, Inc.*	4,350	260,957

MANAGED HEALTH CARE—1.1%
Aetna, Inc.	6,650	275,177

MOVIES & ENTERTAINMENT—0.7%
Walt Disney Co., /The	4,150	178,865

OIL & GAS EQUIPMENT & SERVICES—2.2%
Baker Hughes, Inc.	2,800	216,748
Schlumberger Ltd.	3,550	318,613
		535,361
OIL & GAS EXPLORATION & PRODUCTION—2.5%
Devon Energy Corp.	4,150	377,650

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Nexen, Inc.	9,500	$251,085
		628,735
OTHER DIVERSIFIED FINANCIAL SERVICES—2.4%
BM&F Bovespa SA	19,700	147,813
Citigroup, Inc. *	38,500	176,715
JPMorgan Chase & Co.	5,700	260,090
		584,618
PACKAGED FOODS & MEATS—0.7%
Kraft Foods, Inc., Cl. A	5,450	183,011

PAPER PRODUCTS—0.7%
International Paper Co.	6,000	185,280

PHARMACEUTICALS—4.0%
Allergan, Inc.	2,150	171,054
Bristol-Myers Squibb Co.	6,600	185,460
Johnson & Johnson	4,050	266,165
Pfizer, Inc.	9,800	205,408
Teva Pharmaceutical Industries Ltd. #	3,900	178,347
		1,006,434
RAILROADS—1.0%
CSX Corp.	3,150	247,874

RESTAURANTS—2.1%
McDonald’s Corp.	4,150	324,986
Starbucks Corp.	5,350	193,616
		518,602
SEMICONDUCTORS—2.7%
ARM Holdings PLC #	3,900	122,694
Broadcom Corp., Cl. A *	5,350	188,213
Intel Corp.	9,050	209,870
Texas Instruments, Inc.	4,400	156,332
		677,109
SOFT DRINKS—2.9%
Coca-Cola Co., /The	4,750	320,435
PepsiCo, Inc.	5,450	375,450
		695,885
SPECIALIZED FINANCE—0.5%
CME Group, Inc.	450	133,097

SPECIALTY STORES—0.7%
Staples, Inc.	8,550	180,747

SYSTEMS SOFTWARE—4.2%
Check Point Software Technologies Ltd. *	2,400	131,832
Microsoft Corp.	10,700	278,414
Oracle Corp.	13,850	499,293
VMware, Inc., Cl. A *	1,400	133,602
		1,043,141

	SHARES	VALUE
COMMON STOCKS—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—1.0%
American Tower Corp., Cl. A*	4,700	$245,857

TOTAL COMMON STOCKS
(Cost $19,694,848)		22,766,063

Total Investments
(Cost $19,694,848)(a)	92.1%	22,766,063
Other Assets in Excess of Liabilities	7.9	1,947,791

NET ASSETS	100.0%	$24,713,854

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $19,725,005 amounted to $3,041,058 which consisted of aggregate gross unrealized appreciation of $3,641,436 and aggregate gross unrealized depreciation of $600,378.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—99.3%
ADVERTISING—0.4%
Interpublic Group of Cos., Inc., /The	265,300	$3,117,275

AEROSPACE & DEFENSE—2.9%
Goodrich Corp.	89,400	7,900,278
Spirit Aerosystems Holdings, Inc., Cl. A *	506,800	12,467,280
		20,367,558
AIRLINES—0.9%
United Continental Holdings, Inc.*	277,800	6,339,396

APPAREL RETAIL—1.3%
Abercrombie & Fitch Co., Cl. A	73,700	5,217,960
Fast Retailing Co., Ltd.	23,200	3,635,010
		8,852,970
APPLICATION SOFTWARE—4.7%
Adobe Systems, Inc. *	157,300	5,277,415
Cadence Design Systems, Inc. *	325,600	3,379,728
Informatica Corp. *	159,200	8,916,792
QLIK Technologies, Inc. *	95,355	3,057,081
RealPage, Inc. *	76,500	2,440,350
Salesforce.com, Inc. *	67,200	9,313,920
		32,385,286
ASSET MANAGEMENT & CUSTODY BANKS—2.6%
Blackstone Group LP	278,100	5,267,214
KKR & Co., LP	360,900	6,842,664
T. Rowe Price Group, Inc.	96,200	6,180,850
		18,290,728
AUTOMOTIVE RETAIL—1.0%
Carmax, Inc.*	207,400	7,196,780

BIOTECHNOLOGY—1.8%
Human Genome Sciences, Inc. *	274,900	8,101,303
InterMune, Inc. *	43,900	1,959,696
Optimer Pharmaceuticals, Inc. *	189,559	2,394,130
		12,455,129
BROADCASTING & CABLE TV—2.8%
CBS Corp., Cl. B	344,500	8,688,290
Discovery Communications, Inc., Series C *	261,400	10,314,843
		19,003,133
CASINOS & GAMING—0.5%
Wynn Resorts Ltd.	23,900	3,516,885

CHEMICALS—0.8%
Metabolix, Inc.*	656,860	5,307,429

COAL & CONSUMABLE FUELS—1.3%
Arch Coal, Inc.	114,900	3,941,070
Patriot Coal Corp. *	210,100	5,290,318
		9,231,388
COMMUNICATIONS EQUIPMENT—2.6%
Ciena Corp. *	195,400	5,518,096

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Finisar Corp. *	255,000	$7,162,950
Riverbed Technology, Inc. *	152,200	5,348,308
		18,029,354
COMPUTER HARDWARE—1.3%
Teradata Corp.*	165,500	9,254,760

COMPUTER STORAGE & PERIPHERALS—1.2%
SanDisk Corp.*	169,300	8,319,402

CONSTRUCTION & ENGINEERING—1.8%
Aecom Technology Corp. *	217,300	5,923,598
Chicago Bridge & Iron Co., NV #	165,800	6,721,532
		12,645,130
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—3.7%
Cummins, Inc.	57,700	6,934,386
Joy Global, Inc.	141,700	14,304,615
Westport Innovations, Inc. *	165,300	4,182,090
		25,421,091
DISTILLERS & VINTNERS—0.5%
Brown-Forman Corp., Cl. B	47,800	3,434,908

DIVERSIFIED BANKS—0.7%
Comerica, Inc.	131,800	4,999,174

DIVERSIFIED METALS & MINING—4.9%
Cliffs Natural Resources, Inc.	154,500	14,479,740
Ivanhoe Mines Ltd. *	138,600	3,642,408
Molycorp, Inc. *	89,000	6,523,700
Walter Energy, Inc.	70,200	9,703,044
		34,348,892
EDUCATION SERVICES—0.5%
ITT Educational Services, Inc.*	49,500	3,550,635

ELECTRICAL COMPONENTS & EQUIPMENT—2.4%
AMETEK, Inc.	226,850	10,444,174
General Cable Corp. *	124,600	6,043,100
		16,487,274
ELECTRONIC MANUFACTURING SERVICES—0.9%
Trimble Navigation Ltd.*	136,000	6,370,240

ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Stericycle, Inc.*	76,100	6,946,408

FOOD RETAIL—0.5%
Whole Foods Market, Inc.*	55,500	3,483,180

GENERAL MERCHANDISE STORES—1.0%
Dollar General Corp.*	215,200	7,013,368

GOLD—1.6%
Yamana Gold, Inc.	885,100	11,249,621

HEALTH CARE EQUIPMENT—0.9%
Hospira, Inc.*	112,400	6,376,452

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.0%
Universal Health Services, Inc., Cl. B	127,195	$6,967,742

HEALTH CARE SERVICES—0.5%
Quest Diagnostics, Inc.	57,400	3,236,212

HEALTH CARE TECHNOLOGY—1.4%
Agilent Technologies, Inc. *	69,600	3,473,736
Allscripts Healthcare Solutions, Inc. *	288,500	6,214,290
		9,688,026
HOTELS RESORTS & CRUISE LINES—1.2%
Interval Leisure Group *	92,300	1,483,261
Orient-Express Hotels Ltd., Cl. A *	140,200	1,720,254
Royal Caribbean Cruises Ltd. *	134,200	5,343,844
		8,547,359
HOUSEHOLD PRODUCTS—0.7%
Church & Dwight Co., Inc.	58,500	4,825,080

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
Robert Half International, Inc.	227,700	6,906,141

INDUSTRIAL MACHINERY—4.0%
Flowserve Corp.	73,000	9,243,260
Pall Corp.	86,200	5,037,528
SPX Corp.	156,800	13,555,360
		27,836,148
INTERNET RETAIL—1.1%
NetFlix, Inc. *	14,100	3,280,647
priceline.com, Inc. *	7,600	4,157,276
		7,437,923
INTERNET SOFTWARE & SERVICES—4.9%
Ancestry.com, Inc. *	103,400	4,725,380
OpenTable, Inc. *	182,600	20,321,554
VistaPrint Ltd. *	162,500	8,840,000
		33,886,934
INVESTMENT BANKING & BROKERAGE—1.4%
Greenhill & Co., Inc.	167,600	9,888,400

IT CONSULTING & OTHER SERVICES—2.3%
Cognizant Technology Solutions Corp., Cl. A *	157,500	13,056,750
Gartner, Inc. *	64,100	2,750,531
		15,807,281
LEISURE PRODUCTS—1.6%
Coach, Inc.	90,700	5,424,767
Polo Ralph Lauren Corp., Cl. A	40,600	5,309,262
		10,734,029
LIFE SCIENCES TOOLS & SERVICES—0.5%
Waters Corp.*	35,400	3,469,200

MANAGED HEALTH CARE—4.9%
Aetna, Inc.	242,100	10,018,098
CIGNA Corp.	303,100	14,194,173

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—(CONT.)
Humana, Inc. *	137,700	$10,481,724
		34,693,995
MOTORCYCLE MANUFACTURERS—0.4%
Harley-Davidson, Inc.	81,400	3,032,964

NETWORKING EQUIPMENT—0.7%
Fortinet, Inc.*	100,800	4,908,960

OIL & GAS DRILLING—1.2%
Nabors Industries Ltd.*	263,800	8,082,832

OIL & GAS EQUIPMENT & SERVICES—0.8%
Superior Energy Services, Inc.*	143,700	5,520,954

OIL & GAS EXPLORATION & PRODUCTION—5.7%
Concho Resources, Inc., /Restricted *	33,100	3,536,735
Newfield Exploration Co. *	157,000	11,115,600
Nexen, Inc.	267,557	7,071,532
Petrohawk Energy Corp. *,^	402,800	10,879,628
Pioneer Natural Resources Co.	69,500	7,104,985
		39,708,480
OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
BM&F Bovespa SA	445,887	3,345,569

PHARMACEUTICALS—0.5%
Medicis Pharmaceutical Corp., Cl. A	98,700	3,499,902

PRECIOUS METALS & MINERALS—1.0%
Stillwater Mining Co.*	314,400	7,171,464

RAILROADS—1.5%
Kansas City Southern*	179,700	10,442,367

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
BR Malls Participacoes SA	471,740	4,963,160

REAL ESTATE SERVICES—1.3%
CB Richard Ellis Group, Inc.*	327,900	8,758,209

RESEARCH & CONSULTING SERVICES—1.1%
Verisk Analytic, Inc., Cl. A*	235,000	7,731,500

RESTAURANTS—0.4%
McCormick & Schmick’s Seafood Restaurants, Inc.*	292,976	2,674,871

SEMICONDUCTOR EQUIPMENT—2.0%
Kla-Tencor Corp.	121,100	5,316,290
Lam Research Corp. *	177,000	8,550,870
		13,867,160
SEMICONDUCTORS—6.7%
Altera Corp.	215,300	10,485,110
Avago Technologies Ltd.	200,500	6,708,730
Netlogic Microsystems, Inc. *	120,100	5,179,913
NVIDIA Corp. *	270,300	5,406,000
NXP Semiconductor NV *	150,800	5,036,720
ON Semiconductor Corp. *	512,400	5,385,324

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Skyworks Solutions, Inc. *	255,500	$8,038,030
		46,239,827
SPECIALIZED CONSUMER SERVICES—0.5%
Sotheby’s	75,200	3,799,104

SPECIALTY STORES—0.5%
L’Occitane International SA*	1,426,200	3,423,042

SYSTEMS SOFTWARE—0.8%
Check Point Software Technologies Ltd.*	106,300	5,839,059

TOTAL COMMON STOCKS (Cost $614,316,914)		690,927,740

CONVERTIBLE PREFERRED STOCK—1.5%
BIOTECHNOLOGY—1.5%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L3),(a)	115,098	1,240,756
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L3),(b)	11,510	124,078
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L3),(c)	345,008	3,719,186
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L3),(a)	115,098	1,240,756
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L3),(d)	611,759	4,282,314
		10,607,090
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $5,689,999)		10,607,090

Total Investments (Cost $620,006,913)(e)	100.8%	701,534,830
Liabilities in Excess of Other Assets	(0.8)	(5,336,637)

NET ASSETS	100.0%	$696,198,193

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

^	All or a portion of this security has been pledged as collateral for written call options.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $666,188 and represents 0.2% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $66,620 and represents 0.0% of the net assets of the Fund.

(c)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $1,996,908 and represents 0.5% of the net assets of the Fund.

(d)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $2,294,095 and represents 0.6% of the net assets of the Fund.

(e)

At April 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $624,073,945 amounted to $77,460,885 which consisted of aggregate gross unrealized appreciation of $95,567,652 and aggregate gross unrealized depreciation of $18,106,767.

(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS  |  ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Options Written‡ (Unaudited) April 30, 2011

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Petrohawk Energy Corp./ June/ 27	600	60,000	107,400

TOTAL PUT OPTIONS WRITTEN
(Premiums Received $124,789)			107,400

CALL OPTIONS WRITTEN
Concho Resources, Inc./ May/ 105	169	16,900	$57,460
Petrohawk Energy Corp./ June/ 27	600	60,000	105,600

TOTAL CALL OPTIONS WRITTEN
(Premiums Received $140,801)			163,060

TOTAL OPTIONS WRITTEN
(Premiums Received $265,590)			$270,460

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ (Unaudited) April 30, 2011

	SHARES	VALUE
COMMON STOCKS—96.4%
AEROSPACE & DEFENSE—2.1%
AAR Corp.	534,800	$13,926,192
Esterline Technologies Corp. *	224,775	16,138,845
		30,065,037
AIRLINES—0.5%
US Airways Group, Inc.*	745,650	6,777,959

APPAREL RETAIL—2.6%
ANN Inc. *	538,350	16,801,903
Childrens Place Retail Stores, Inc., /The *	209,700	11,149,748
DSW Inc., Cl. A *	64,150	3,045,842
Express, Inc.	324,950	7,015,671
		38,013,164
APPLICATION SOFTWARE—8.8%
BroadSoft, Inc. *	219,919	9,995,319
Cadence Design Systems, Inc. *	1,372,050	14,241,879
Concur Technologies, Inc. *	191,350	11,073,425
Nice Systems Ltd. #*	424,655	16,192,094
QLIK Technologies, Inc. *	478,700	15,347,121
RealPage, Inc. *	380,100	12,125,190
Solera Holdings, Inc.	241,600	13,288,000
Taleo Corp., Cl. A *	338,100	12,262,887
Ultimate Software Group, Inc. *	208,000	11,648,000
VanceInfo Technologies, Inc. #*	303,600	9,763,776
		125,937,691
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Fortress Investment Group LLC, Cl. A*	2,362,950	14,579,402

AUTO PARTS & EQUIPMENT—1.1%
Dana Holding Corp.*	879,900	15,987,783

BIOTECHNOLOGY—2.9%
Cubist Pharmaceuticals, Inc. *	287,250	9,723,413
Incyte Corp., Ltd. *	310,500	5,738,040
InterMune, Inc. *	256,100	11,432,303
Onyx Pharmaceuticals, Inc. *	104,100	3,911,037
Optimer Pharmaceuticals, Inc. *	890,812	11,250,956
		42,055,749
COAL & CONSUMABLE FUELS—0.6%
Patriot Coal Corp.*	343,350	8,645,553

COMMUNICATIONS EQUIPMENT—3.7%
Acme Packet, Inc. *	132,050	10,908,651
Aruba Networks, Inc. *	319,200	11,468,856
Ciena Corp. *	394,800	11,149,152
Finisar Corp. *	360,300	10,120,827
Riverbed Technology, Inc. *	292,600	10,281,964
		53,929,450
CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	351,450	9,580,527

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—2.0%
Jack Henry & Associates, Inc.	350,550	$11,908,184
Wright Express Corp. *	289,985	16,334,855
		28,243,039
DISTRIBUTORS—0.8%
LKQ Corp.*	479,240	12,086,433

DIVERSIFIED CHEMICALS—0.9%
Solutia, Inc.*	492,900	12,987,915

EDUCATION SERVICES—0.5%
American Public Education, Inc.*	163,900	6,924,775

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	215,385	15,277,258

ELECTRICAL COMPONENTS & EQUIPMENT—2.1%
GrafTech International Ltd. *	664,300	15,411,760
Woodward Governor Co.	382,000	14,153,100
		29,564,860
ELECTRONIC COMPONENTS—1.0%
Aeroflex Holding Corp. *	385,100	6,816,270
Fabrinet *	307,700	7,092,485
		13,908,755
ENVIRONMENTAL & FACILITIES SERVICES—2.8%
Clean Harbors, Inc. *	149,500	14,725,750
Tetra Tech, Inc. *	432,650	10,219,193
Waste Connections, Inc.	533,400	16,412,718
		41,357,661
FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	308,850	13,184,807

FOOD RETAIL—0.5%
Fresh Market, Inc., /The*	171,650	7,178,403

GOLD—0.7%
Gammon Gold, Inc.*	879,600	9,596,436

HEALTH CARE EQUIPMENT—3.0%
Arthrocare Corp. *	180,300	6,369,999
Insulet Corp. *	565,150	12,145,073
MAKO Surgical Corp. *	374,842	10,296,910
Sirona Dental Systems, Inc. *	159,300	9,091,251
Thoratec Corp. *	201,650	6,190,655
		44,093,888
HEALTH CARE FACILITIES—1.5%
Healthsouth Corp. *	404,350	10,363,491
Kindred Healthcare, Inc. *	124,350	3,136,107
LifePoint Hospitals, Inc. *	180,200	7,498,122
		20,997,720
HEALTH CARE SERVICES—2.3%
Catalyst Health Solutions, Inc. *	243,500	14,502,860
Gentiva Health Services, Inc. *	374,650	10,490,200

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—(CONT.)
HMS Holdings Corp. *	110,000	$8,658,100
		33,651,160
HEALTH CARE SUPPLIES—0.9%
Align Technology, Inc.*	512,300	12,366,922

HEALTH CARE TECHNOLOGY—1.3%
MedAssets, Inc. *	289,650	4,640,193
Medidata Solutions, Inc. *	526,550	13,516,539
		18,156,732
HOME FURNISHINGS—0.4%
Ethan Allen Interiors, Inc.	217,350	5,235,962

HOTELS RESORTS & CRUISE LINES—1.5%
Gaylord Entertainment Co. *	289,050	10,368,224
Interval Leisure Group *	731,316	11,752,248
		22,120,472
HOUSEHOLD APPLIANCES—0.6%
SodaStream International Ltd.*	173,450	7,933,603

HOUSEWARES & SPECIALTIES—1.0%
Tupperware Brands Corp.	229,350	14,602,715

INDUSTRIAL MACHINERY—3.9%
Actuant Corp., Cl. A	546,260	15,164,178
Barnes Group, Inc.	658,650	16,295,001
CLARCOR, Inc.	202,550	9,153,235
RBC Bearings, Inc. *	417,390	16,386,730
		56,999,144
INTERNET RETAIL—1.2%
Shutterfly, Inc.*	291,400	17,938,584

INTERNET SOFTWARE & SERVICES—5.3%
Ancestry.com, Inc. *	292,500	13,367,250
comScore, Inc. *	348,100	10,376,861
GSI Commerce, Inc. *	372,522	10,903,719
LogMeIn, Inc. *	310,800	13,386,156
OpenTable, Inc. *	121,550	13,527,300
VistaPrint Ltd. *	273,440	14,875,135
		76,436,421
INVESTMENT BANKING & BROKERAGE—0.8%
Greenhill & Co., Inc.	189,450	11,177,550

LEISURE FACILITIES—1.1%
Life Time Fitness, Inc. *	181,445	7,098,128
Six Flags Entertainment Corp.	132,650	9,090,505
		16,188,633
LEISURE PRODUCTS—2.4%
Brunswick Corp.	548,600	12,820,782
Vera Bradley, Inc. *	157,300	7,651,072
Warnaco Group Inc., /The *	211,850	13,634,665
		34,106,519

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—1.8%
Bruker Corp. *	703,300	$13,883,142
Parexel International Corp. *	442,342	12,279,414
		26,162,556
MANAGED HEALTH CARE—1.7%
Amerigroup Corp. *	189,900	12,970,170
Healthspring, Inc. *	268,100	11,123,469
		24,093,639
METAL & GLASS CONTAINERS—1.0%
Silgan Holdings, Inc.	303,100	13,900,166

NETWORKING EQUIPMENT—0.8%
Fortinet, Inc.*	246,250	11,992,375

OFFICE SERVICES & SUPPLIES—0.3%
American Reprographics Co.*	431,000	3,857,450

OIL & GAS EQUIPMENT & SERVICES—2.3%
Cal Dive International, Inc. *	978,300	7,689,438
Complete Production Services, Inc. *	308,150	10,458,611
Dril-Quip, Inc. *	138,170	10,578,295
Lufkin Industries, Inc.	52,300	4,828,859
		33,555,203
OIL & GAS EXPLORATION & PRODUCTION—2.9%
Brigham Exploration Co. *	380,300	12,751,459
Energy XXI Bermuda Ltd. *	280,600	10,171,750
Quicksilver Resources, Inc. *	580,800	8,624,880
Rosetta Resources, Inc. *	204,250	9,381,203
		40,929,292
PACKAGED FOODS & MEATS—0.8%
Hain Celestial Group, Inc.*	336,415	11,441,474

PHARMACEUTICALS—2.2%
Auxilium Pharmaceuticals, Inc. *	422,080	10,281,869
Medicis Pharmaceutical Corp., Cl. A	345,650	12,256,748
Salix Pharmaceuticals Ltd. *	120,100	4,718,729
Viropharma, Inc. *	245,250	4,730,873
		31,988,219
PRECIOUS METALS & MINERALS—0.5%
Stillwater Mining Co.*	322,000	7,344,820

RAILROADS—1.0%
Genesee & Wyoming, Inc., Cl. A*	237,350	14,710,953

REGIONAL BANKS—1.4%
Signature Bank *	223,000	12,980,829
Texas Capital Bancshares, Inc. *	263,300	6,793,140
		19,773,969
RESEARCH & CONSULTING SERVICES—0.6%
Resources Connection, Inc.	560,300	8,286,837

RESTAURANTS—1.9%
Cheesecake Factory, Inc., /The *	393,500	11,576,770

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—(CONT.)
McCormick & Schmick’s Seafood Restaurants, Inc. *	649,267	$5,927,808
Sonic Corp. *	877,800	9,848,916
		27,353,494
SECURITY & ALARM SERVICES—0.9%
Geo Group Inc., /The*	511,250	13,640,150

SEMICONDUCTOR EQUIPMENT—0.9%
Novellus Systems, Inc.*	420,650	13,502,865

SEMICONDUCTORS—4.1%
Applied Micro Circuits Corporation *	932,150	9,768,932
Inphi Corp. *	380,050	8,201,479
Mellanox Technologies Ltd. *	377,450	11,149,873
Monolithic Power Systems, Inc. *	361,050	6,130,629
Netlogic Microsystems, Inc. *	311,600	13,439,308
RF Micro Devices, Inc. *	1,592,850	10,608,381
		59,298,602
SPECIALIZED CONSUMER SERVICES—0.8%
Sotheby’s	222,450	11,238,174

SPECIALTY CHEMICALS—2.1%
Kraton Performance Polymers, Inc. *	292,050	13,481,028
Rockwood Holdings, Inc. *	318,050	18,046,157
		31,527,185
SPECIALTY STORES—2.3%
OfficeMax, Inc. *	457,500	4,556,700
Ulta Salon, Cosmetics & Fragrance, Inc. *	266,100	14,153,859
Vitamin Shoppe, Inc. *	352,350	13,748,697
		32,459,256
THRIFTS & MORTGAGE FINANCE—0.8%
Northwest Bancshares, Inc.	918,850	11,568,322

TRADING COMPANIES & DISTRIBUTORS—0.6%
United Rentals, Inc.*	279,200	8,214,064

TRUCKING—0.2%
Zipcar, Inc.*	107,500	2,772,425

TOTAL COMMON STOCKS
(Cost $1,048,241,126)		1,387,500,172

Total Investments
(Cost $1,048,241,126)(a)	96.4%	1,387,500,172
Other Assets in Excess of Liabilities	3.6	51,643,541

NET ASSETS	100.0%	$1,439,143,713

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.

#	American Depository Receipts.
(a)

At April 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,048,842,139 amounted to $338,658,033 which consisted of aggregate gross unrealized appreciation of $365,597,983 and aggregate gross unrealized depreciation of $26,939,950.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities (Unaudited) April 30, 2011

	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$1,213,774,192	$22,766,063
Cash and cash equivalents	63,053,265	1,593,421
Receivable for investment securities sold	11,970,662	587,096
Receivable for shares of beneficial interest sold	3,561,319	38,312
Dividends and interest receivable	765,419	19,288
Prepaid expenses	84,629	36,540
Total Assets	1,293,209,486	25,040,720
LIABILITIES:
Payable for investment securities purchased	16,797,140	260,059
Payable for shares of beneficial interest redeemed	2,458,130	1,619
Accrued investment advisory fees	808,068	14,054
Accrued transfer agent fees	45,260	8,676
Accrued distribution fees	91,555	2,437
Accrued administrative fees	27,434	545
Accrued shareholder servicing fees	259,380	5,146
Accrued other expenses	96,672	34,330
Total Liabilities	20,583,639	326,866
NET ASSETS	$1,272,625,847	$24,713,854
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,074,079,466	32,600,050
Undistributed net investment income (accumulated loss)	(1,368,615)	(44,544)
Undistributed net realized gain (accumulated realized loss)	42,187,204	(10,912,867)
Net unrealized appreciation on investments	157,727,792	3,071,215
NET ASSETS	$1,272,625,847	$24,713,854
Net Assets By Class
Class I	$1,040,731,790	$18,940,408
Class R	$231,894,057	$5,773,446
Shares Of Beneficial Interest Outstanding—Note 6
Class I	45,225,828	1,280,947
Class R	10,487,398	402,909
Net Asset Value Per Share
Class I	$23.01	$14.79
Class R	$22.11	$14.33

*Identified cost	$1,056,046,400	$19,694,848
**Written options premiums received	$—	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities (Unaudited) April 30, 2011

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$701,534,830	$1,387,500,172
Cash and cash equivalents	16,332,705	48,747,460
Receivable for investment securities sold	36,332,553	11,930,976
Receivable foreign currency contracts	9,248	—
Receivable for shares of beneficial interest sold	917,968	4,383,546
Dividends and interest receivable	33,580	40,110
Prepaid expenses	73,364	99,762
Total Assets	755,234,248	1,452,702,026
LIABILITIES:
Payable for investment securities purchased	46,872,420	8,994,954
Written options outstanding**	270,460	—
Payable for shares of beneficial interest redeemed	10,980,362	2,991,282
Accrued investment advisory fees	453,288	919,364
Accrued transfer agent fees	124,785	108,710
Accrued distribution fees	21,754	31,827
Accrued administrative fees	16,402	31,213
Accrued shareholder servicing fees	155,072	295,104
Accrued other expenses	141,512	185,859
Total Liabilities	59,036,055	13,558,313
NET ASSETS	$696,198,193	$1,439,143,713
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	981,141,905	1,072,563,518
Undistributed net investment income (accumulated loss)	(4,646,590)	(6,445,932)
Undistributed net realized gain (accumulated realized loss)	(361,825,330)	33,767,081
Net unrealized appreciation on investments	81,528,208	339,259,046
NET ASSETS	$696,198,193	$1,439,143,713
Net Assets By Class
Class I	$642,233,497	$1,359,243,029
Class R	$53,964,696	$79,900,684
Shares Of Beneficial Interest Outstanding—Note 6
Class I	39,614,767	42,556,950
Class R	3,489,786	2,598,954
Net Asset Value Per Share
Class I	$16.21	$31.94
Class R	$15.46	$30.74

*Identified cost	$620,006,913	$1,048,241,126
**Written options premiums received	$265,590	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations (Unaudited)

For the six months ended April 30, 2011

	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$5,515,643	$186,590
Interest	5,315	110
Total Income	5,520,958	186,700
EXPENSES
Advisory fees—Note 3(a)	4,511,162	92,543
Distribution fees—Note3(b):
Class R	501,712	15,484
Shareholder servicing fees—Note 3(e)	1,448,027	33,889
Administrative fees—Note 3(a)	153,157	3,585
Custodian fees	55,970	17,310
Interest expenses	—	604
Transfer agent fees and expenses—Note 3(d)	87,384	20,066
Printing fees	42,680	2,425
Professional fees	28,330	14,364
Registration fees	66,821	18,705
Trustee fees—Note 3(f)	9,341	8,807
Miscellaneous	113,256	3,360
Total Expenses	7,017,840	231,142
NET INVESTMENT LOSS	(1,496,882)	(44,442)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	86,662,267	1,631,032
Net realized loss on foreign currency transactions	(207,208)	(2,396)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	111,388,682	1,883,440
Net realized and unrealized gain on investments, options and foreign currency	197,843,741	3,512,076
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$196,346,859	$3,467,634

*Foreign withholding taxes	$9,645	$1,791

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations (Unaudited)

For the six months ended April 30, 2011

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$1,739,983	$1,204,817
Interest	(27,163)	5,850
Total Income	1,712,820	1,210,667
EXPENSES
Advisory fees—Note 3(a)	2,942,734	5,198,542
Distribution fees—Note3(b):
Class R	128,568	182,392
Shareholder servicing fees—Note 3(e)	1,006,725	1,668,668
Administrative fees—Note 3(a)	106,481	176,494
Custodian fees	71,530	42,720
Interest expenses	10,996	—
Transfer agent fees and expenses—Note 3(d)	190,478	119,568
Printing fees	48,780	104,220
Professional fees	26,841	31,286
Registration fees	55,932	76,731
Trustee fees—Note 3(f)	9,410	9,627
Miscellaneous	84,629	118,782
Total Expenses	4,683,104	7,729,030
NET INVESTMENT LOSS	(2,970,284)	(6,518,363)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	116,592,675	113,447,883
Net realized loss on foreign currency transactions	(339,766)	—
Net realized gain on options written	696,273	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	51,252,053	195,343,400
Net change in unrealized appreciation (depreciation) on written options	(4,870)	—
Net realized and unrealized gain on investments, options and foreign currency	168,196,365	308,791,283
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$165,226,081	$302,272,920

*Foreign withholding taxes	$21,717	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
Net investment income (loss)	$(1,496,882)	$(890,700)
Net realized gain on investments, options and foreign currency	86,455,059	101,248,723
Net change in unrealized appreciation on investments, options and foreign currency	111,388,682	31,598,335
Net increase in net assets resulting from operations	196,346,859	131,956,358
Dividends and distributions to shareholders from:
Net investment income
Class I	—	(1,279,828)
Class R	—	—
Total dividends and distributions to shareholders	—	(1,279,828)
Increase (decrease) from shares of beneficial interest transactions:
Class I	69,784,054	65,815,020
Class R	25,683,150	62,394,146
Net increase (decrease) from shares of beneficial interest transactions—Note 6	95,467,204	128,209,166
Total increase (decrease)	291,814,063	258,885,696
Net Assets:
Beginning of period	980,811,784	721,926,088
END OF PERIOD	$1,272,625,847	$980,811,784
Undistributed net investment income (accumulated loss)	$(1,368,615)	$128,267

See Notes to Financial Statements.

	Alger Large Cap Growth Institutional Fund		Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
Net investment income (loss)	$(44,442)	$184,121	$(2,970,284)	$356,200	$(6,518,363)	$(11,420,394)
Net realized gain on investments, options and foreign currency	1,628,636	3,578,613	116,949,182	140,274,983	113,447,883	102,355,700
Net change in unrealized appreciation on investments, options and foreign currency	1,883,440	1,434,610	51,247,183	36,648,897	195,343,400	172,896,159
Net increase in net assets resulting from operations	3,467,634	5,197,344	165,226,081	177,280,080	302,272,920	263,831,465
Dividends and distributions to shareholders from:
Net investment income
Class I	(168,982)	(150,594)	(1,902,007)	—	—	—
Class R	(10,503)	—	—	—	—	—
Total dividends and distributions to shareholders	(179,485)	(150,594)	(1,902,007)	—	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I	(6,527,463)	(20,603,532)	(247,323,250)	(303,170,480)	(30,879,861)	(113,843,842)
Class R	(1,117,707)	(717,668)	(6,918,040)	(10,849,685)	(5,185,858)	2,465,726
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(7,645,170)	(21,321,200)	(254,241,290)	(314,020,165)	(36,065,719)	(111,378,116)
Total increase (decrease)	(4,357,021)	(16,274,450)	(90,917,216)	(136,740,085)	266,207,201	152,453,349
Net Assets:
Beginning of period	29,070,875	45,345,325	787,115,409	923,855,494	1,172,936,512	1,020,483,163
END OF PERIOD	$24,713,854	$29,070,875	$696,198,193	$787,115,409	$1,439,143,713	$1,172,936,512
Undistributed net investment income (accumulated loss)	$(44,544)	$179,383	$(4,646,590)	$225,701	$(6,445,932)	$72,431

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class I
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$19.28	$16.41	$13.23	$22.27	$15.77	$13.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	0.00	0.04	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	3.75	2.90	3.14	(9.00)	6.56	2.55
Total from investment operations	3.73	2.90	3.18	(9.04)	6.50	2.49
Dividends from net investment income	—	(0.03)	—	—	—	—
Net asset value, end of period	$23.01	$19.28	$16.41	$13.23	$22.27	$15.77
Total return	19.3%	17.7%	23.9%	(40.6)%	41.3%	18.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,040,732	$809,468	$632,250	$411,056	$537,928	$165,422
Ratio of gross expenses to average net assets	1.17%	1.17%	1.21%	1.18%	1.23%	1.27%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.17%	1.17%	1.21%	1.18%	1.23%	1.27%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.02)%	0.32%	(0.21)%	(0.33)%	(0.38)%
Portfolio turnover rate	73.44%	209.52%	306.87%	291.85%	232.13%	225.25%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Capital Appreciation Institutional Fund

	Class R
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$18.57	$15.86	$12.85	$21.75	$15.47	$13.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.10)	(0.02)	(0.13)	(0.16)	(0.15)
Net realized and unrealized gain (loss) on investments	3.61	2.81	3.03	(8.77)	6.44	2.53
Total from investment operations	3.54	2.71	3.01	(8.90)	6.28	2.38
Net asset value, end of period	$22.11	$18.57	$15.86	$12.85	$21.75	$15.47
Total return	19.1%	17.1%	23.3%	(40.9)%	40.6%	18.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$231,894	$171,344	$89,676	$53,557	$39,442	$5,969
Ratio of gross expenses to average net assets	1.68%	1.67%	1.71%	1.68%	1.72%	1.79%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.68%	1.67%	1.71%	1.68%	1.72%	1.79%
Ratio of net investment income (loss) to average net assets	(0.69)%	(0.55)%	(0.18)%	(0.70)%	(0.86)%	(0.90)%
Portfolio turnover rate	73.44%	209.52%	306.87%	291.85%	232.13%	225.25%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Large Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$13.03	$11.17	$9.48	$16.87	$13.25	$12.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.07	0.04	(0.01)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	1.87	1.83	1.65	(7.38)	3.65	0.74
Total from investment operations	1.86	1.90	1.69	(7.39)	3.62	0.73
Dividends from net investment income	(0.10)	(0.04)	—	—	—	(0.04)
Net asset value, end of period	$14.79	$13.03	$11.17	$9.48	$16.87	$13.25
Total return	14.4%	17.1%	17.7%	(43.8)%	27.3%	5.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$18,940	$22,961	$39,412	$20,415	$52,127	$106,335
Ratio of gross expenses to average net assets	1.60%	1.36%	1.37%	1.23%	1.32%	1.21%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.60%	1.36%	1.37%	1.23%	1.32%	1.21%
Ratio of net investment income (loss) to average net assets	(0.17)%	0.56%	0.46%	0.04%	(0.19)%	(0.08)%
Portfolio turnover rate	31.66%	58.73%	87.57%	187.80%	192.18%	322.72%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Large Cap Growth Institutional Fund

	Class R
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$12.59	$10.83	$9.24	$16.52	$13.04	$12.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.02)	0.00	(0.08)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	1.82	1.78	1.59	(7.20)	3.58	0.73
Total from investment operations	1.76	1.76	1.59	(7.28)	3.48	0.65
Dividends from net investment income	(0.02)	—	—	—	—	—
Net asset value, end of period	$14.33	$12.59	$10.83	$9.24	$16.52	$13.04
Total return	14.0%	16.3%	17.2%	(44.1)%	26.7%	5.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,774	$6,110	$5,933	$5,112	$8,747	$5,372
Ratio of gross expenses to average net assets	2.32%	2.05%	1.89%	1.73%	1.81%	1.71%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.32%	2.05%	1.89%	1.73%	1.81%	1.71%
Ratio of net investment income (loss) to average net assets	(0.90)%	(0.16)%	(0.03)%	(0.55)%	(0.72)%	(0.59)%
Portfolio turnover rate	31.66%	58.73%	87.57%	187.80%	192.18%	322.72%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Mid Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$13.11	$10.68	$8.76	$23.24	$17.29	$17.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.05)	0.01	(0.04)	(0.09)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	3.18	2.42	1.96	(10.85)	7.44	1.69
Total from investment operations	3.13	2.43	1.92	(10.94)	7.33	1.60
Dividends from net investment income	(0.03)	—	—	—	—	—
Distributions from net realized gains	—	—	—	(3.54)	(1.38)	(1.88)
Net asset value, end of period	$16.21	$13.11	$10.68	$8.76	$23.24	$17.29
Total return	23.9%	22.8%	21.8%	(55.0)%	45.5%	9.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$642,233	$737,099	$872,936	$882,046	$2,032,326	$1,349,500
Ratio of gross expenses to average net assets	1.17%	1.12%	1.17%	1.11%	1.17%	1.13%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.17%	1.12%	1.17%	1.11%	1.17%	1.13%
Ratio of net investment income (loss) to average net assets	(0.73)%	0.07%	(0.44)%	(0.56)%	(0.54)%	(0.54)%
Portfolio turnover rate	108.28%	193.69%	297.99%	324.49%	274.32%	253.59%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Mid Cap Growth Institutional Fund

	Class R
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$12.51	$10.24	$8.45	$22.64	$16.95	$17.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.05)	(0.08)	(0.16)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments	3.04	2.32	1.87	(10.49)	7.27	1.67
Total from investment operations	2.95	2.27	1.79	(10.65)	7.07	1.49
Distributions from net realized gains	—	—	—	(3.54)	(1.38)	(1.88)
Net asset value, end of period	$15.46	$12.51	$10.24	$8.45	$22.64	$16.95
Total return	23.6%	22.2%	21.0%	(55.3)%	44.7%	9.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$53,965	$50,016	$50,919	$40,374	$69,877	$43,355
Ratio of gross expenses to average net assets	1.73%	1.65%	1.68%	1.61%	1.67%	1.63%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.73%	1.65%	1.68%	1.61%	1.67%	1.63%
Ratio of net investment income (loss) to average net assets	(1.29)%	(0.46)%	(0.96)%	(1.05)%	(1.04)%	(1.05)%
Portfolio turnover rate	108.28%	193.69%	297.99%	324.49%	274.32%	253.59%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Small Cap Growth Institutional Fund

	Class I
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$25.28	$19.90	$16.52	$30.30	$23.98	$19.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)	(0.22)	(0.16)	(0.23)	(0.21)	(0.16)
Net realized and unrealized gain (loss) on investments	6.80	5.60	3.54	(13.55)	6.53	4.17
Total from investment operations	6.66	5.38	3.38	(13.78)	6.32	4.01
Net asset value, end of period	$31.94	$25.28	$19.90	$16.52	$30.30	$23.98
Total return	26.3%	27.0%	20.5%	(45.5)%	26.4%	20.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,359,243	$1,104,866	$968,776	$634,542	$894,802	$305,843
Ratio of gross expenses to average net assets	1.17%	1.23%	1.32%	1.27%	1.33%	1.31%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.03)%	0.00%
Ratio of net expenses to average net assets	1.17%	1.23%	1.32%	1.27%	1.30%	1.31%
Ratio of net investment income (loss) to average net assets	(0.99)%	(0.94)%	(0.94)%	(0.97)%	(0.78)%	(0.74)%
Portfolio turnover rate	38.43%	61.40%	90.49%	62.68%	67.53%	88.67%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Small Cap Growth Institutional Fund

	Class R
	Six months ended 4/30/2011(i)	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$24.39	$19.30	$16.08	$29.64	$23.58	$19.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.21)	(0.31)	(0.22)	(0.35)	(0.35)	(0.28)
Net realized and unrealized gain (loss) on investments	6.56	5.40	3.44	(13.21)	6.41	4.12
Total from investment operations	6.35	5.09	3.22	(13.56)	6.06	3.84
Net asset value, end of period	$30.74	$24.39	$19.30	$16.08	$29.64	$23.58
Total return	26.0%	26.4%	20.1%	(45.8)%	25.7%	19.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$79,901	$68,071	$51,707	$39,033	$47,042	$8,018
Ratio of gross expenses to average net assets	1.71%	1.69%	1.73%	1.77%	1.86%	1.83%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.03)%	0.00%
Ratio of net expenses to average net assets	1.71%	1.69%	1.73%	1.77%	1.83%	1.83%
Ratio of net investment income (loss) to average net assets	(1.52)%	(1.40)%	(1.35)%	(1.47)%	(1.32)%	(1.26)%
Portfolio turnover rate	38.43%	61.40%	90.49%	62.68%	67.53%	88.67%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers Class I and Class R shares. Each class has identical rights to assets and earnings except that each share class bears the cost of its transfer agency and sub-transfer agency services and Class R shares bear the cost of its plan of distribution.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and short-term securities maturing in sixty days or less.  Such short-term securities are valued at amortized cost which approximates market value.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

 (f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Fund’s tax returns remains open for the tax years 2007-2010.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a present a fair statement of results for the interim period.  All such adjustments are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management or the Manager), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Advisory Fee	Administration Fee
Alger Capital Appreciation Institutional Fund	.81%	.0275%
Alger Large Cap Growth Institutional Fund	.71	.0275
Alger Mid Cap Growth Institutional Fund	.76	.0275
Alger Small Cap Growth Institutional Fund	.81	.0275

(b) Distribution Fees: Class R Shares: The Trust  has adopted a Distribution Plan pursuant to which Class R shares of each Fund pay Fred Alger & Company, Incorporated, the Trust’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate the Distributor for its activities and expenses incurred in distributing the Class R shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) Brokerage Commissions: During the six months ended April 30, 2011, the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc. commissions of $554,357, $8,303, $639,657 and $453,334, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees:  The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services.  The Fund compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.  From November 1, 2010 through April 30, 2011, the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred fees of $55,693, $1,303, $38,720 and $64,180, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

 (e) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Trust with ongoing servicing of shareholder accounts. As compensation for such services, each Fund pays Alger Inc. a monthly fee at an annual rate of 0.25% of the value of its average daily net assets.  The fees charged may be more or less than the expenses incurred by the Distributor.

(f) Trustee Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of a Fund’s audit committee receives an additional $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the six months ended April 30 2011, Alger Large Cap Growth Institutional Fund and Alger Mid Cap Growth Institutional Fund incurred interest expense of $573 and $8,971, respectively, in connection with interfund loans.

(h) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds, other than short-term securities, for the six months ended April 30, 2011:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$854,921,661	$794,986,743
Alger Large Cap Growth Institutional Fund	8,060,140	16,547,625
Alger Mid Cap Growth Institutional Fund	820,005,046	1,066,105,041
Alger Small Cap Growth Institutional Fund	479,305,630	532,747,528

Written call and put options activity for the six months ended April 30, 2011, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Call Options outstanding at October 31, 2010	—	$—
Call Options written	769	140,801
Call Options closed	—	—
Call Options expired	—	—
Call Options exercised	—	—
Call Options outstanding at April 30, 2011	769	$140,801

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Institutional Fund
Put Options outstanding at October 31, 2010	—	$—
Put Options written	13,836	1,803,954
Put Options closed	13,236	1,679,165
Put Options expired	—	—
Put Options exercised	—	—
Put Options outstanding at April 30, 2011	600	$124,789

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

As of April 30, 2011, Alger Mid Cap Growth Institutional Fund had portfolio securities valued at $3,426,365, segregated as collateral for written options.

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3 (g).  For the six months ended April 30, 2011, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Large Cap Growth Institutional Fund	$106,529	1.20%
Alger Mid Cap Growth Institutional Fund	2,333,569	1.46

The highest amount borrowed during the six months ended April 30, 2011 for each Fund was as follows:

Highest Borrowing
Alger Large Cap Growth Institutional Fund	$2,600,000
Alger Mid Cap Growth Institutional Fund	35,000,000

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into two separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2011		OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	8,327,177	$178,472,435	19,473,961	$352,937,591
Dividends reinvested	—	—	66,060	1,200,314
Shares redeemed	(5,092,342)	(108,688,381)	(16,081,225)	(288,322,885)
Net increase	3,234,835	$69,784,054	3,458,796	$65,815,020
Class R:
Shares sold	2,493,611	$50,783,354	5,268,214	$91,995,788
Shares redeemed	(1,232,988)	(25,100,204)	(1,696,170)	(29,601,642)
Net increase	1,260,623	$25,683,150	3,572,044	$62,394,146

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2011		OCTOBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Large Cap Growth Institutional Fund
Class I:
Shares sold	362,118	$5,097,265	777,982	$9,369,072
Dividends reinvested	6,139	83,370	9,295	111,911
Shares redeemed	(849,890)	(11,708,097)	(2,552,508)	(30,084,515)
Net decrease	(481,633)	$(6,527,463)	(1,765,231)	$(20,603,532)
Class R:
Shares sold	57,931	$784,480	110,668	$1,296,682
Dividends reinvested	117	1,538	—	—
Shares redeemed	(140,308)	(1,903,726)	(173,294)	(2,014,350)
Net decrease	(82,260)	$(1,117,707)	(62,626)	$(717,668)

Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	6,094,655	$89,834,988	15,997,853	$192,249,971
Dividends reinvested	104,528	1,490,566	—	—
Shares redeemed	(22,798,488)	(338,648,804)	(41,542,288)	(495,420,451)
Net decrease	(16,599,305)	$(247,323,250)	(25,544,435)	$(303,170,480)
Class R:
Shares sold	670,284	$9,454,010	1,296,391	$14,963,925
Shares redeemed	(1,178,154)	(16,372,050)	(2,270,655)	(25,813,610)
Net decrease	(507,870)	$(6,918,040)	(974,264)	$(10,849,685)

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	7,658,633	$218,951,550	20,108,242	$459,585,650
Shares redeemed	(8,814,593)	(249,831,411)	(25,069,150)	(573,429,492)
Net decrease	(1,155,960)	$(30,879,861)	(4,960,908)	$(113,843,842)
Class R:
Shares sold	367,877	$10,099,034	930,438	$20,803,418
Shares redeemed	(559,400)	(15,284,892)	(819,511)	(18,337,692)
Net increase (decrease)	(191,523)	$(5,185,858)	110,927	$2,465,726

During the year ended October 31, 2010, shares redeemed for the Alger Small Cap Growth Institutional Fund included a redemption-in-kind of 1,732,850 Class I shares valued at $38,781,182.

NOTE 7 — Income Tax Information:

At October 31, 2010, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Expiration Dates	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
2011	—	$2,775,036	—	—
2016	—	5,521,428	$154,341,477	—
2017	$38,846,382	4,214,883	322,038,630	$79,007,358
Total	$38,846,382	$12,511,347	$476,380,107	$79,007,358

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of six months ended April 30, 2011 in valuing the Funds’ investments carried at fair value:

Alger Capital Appreciation Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$162,875,570	$162,875,570	—	—
Consumer Staples	51,759,072	51,759,072	—	—
Energy	146,726,302	146,726,302	—	—
Financials	85,460,495	85,460,495	—	—
Health Care	131,781,273	131,781,273	—	—
Industrials	194,236,010	194,236,010	—	—
Information Technology	369,402,819	369,402,819	—	—
Materials	61,166,798	61,166,798	—	—
Telecommunication Services	6,890,283	6,890,283	—	—
TOTAL COMMON STOCKS	$1,210,298,622	$1,210,298,622	—	—
CONVERTIBLE PREFERRED STOCK
Health Care	$3,475,570	—	—	$3,475,570
TOTAL INVESTMENTS IN SECURITIES	$1,213,774,192	$1,210,298,622	—	$3,475,570

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Large Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,467,488	$3,467,488	—	—
Consumer Staples	1,851,062	1,851,062	—	—
Energy	2,707,700	2,707,700	—	—
Financials	1,325,097	1,325,097	—	—
Health Care	2,385,495	2,385,495	—	—
Industrials	2,733,537	2,733,537	—	—
Information Technology	6,886,378	6,886,378	—	—
Materials	1,163,449	1,163,449	—	—
Telecommunication Services	245,857	245,857	—	—
TOTAL COMMON STOCKS	$22,766,063	$22,766,063	—	—
TOTAL INVESTMENTS IN SECURITIES	$22,766,063	$22,766,063	—	—

Alger Mid Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$91,900,338	$91,900,338	—	—
Consumer Staples	11,743,168	11,743,168	—	—
Energy	62,543,654	62,543,654	—	—
Financials	50,245,240	50,245,240	—	—
Health Care	80,386,658	80,386,658	—	—
Industrials	141,123,013	141,123,013	—	—
Information Technology	194,908,263	194,908,263	—	—
Materials	58,077,406	58,077,406	—	—
TOTAL COMMON STOCKS	$690,927,740	$690,927,740	—	—
CONVERTIBLE PREFERRED STOCK
Health Care	$10,607,090	—	—	$10,607,090
TOTAL INVESTMENTS IN SECURITIES	$701,534,830	$690,927,740	—	$10,607,090
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$270,460	$270,460	—	—
TOTAL SECURITIES SOLD SHORT	$270,460	$270,460	—	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$262,189,567	$262,189,567	—	—
Consumer Staples	31,804,684	31,804,684	—	—
Energy	83,130,048	83,130,048	—	—
Financials	57,099,243	57,099,243	—	—
Health Care	253,566,585	253,566,585	—	—
Industrials	225,827,067	225,827,067	—	—
Information Technology	383,249,198	383,249,198	—	—
Materials	75,356,522	75,356,522	—	—
Utilities	15,277,258	15,277,258	—	—
TOTAL COMMON STOCKS	$1,387,500,172	$1,387,500,172	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,387,500,172	$1,387,500,172	—	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Capital Appreciation Institutional Fund	Convertible Preferred Stock
Opening balance at November 1, 2010	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	3,475,570
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2011	3,475,570
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2011	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Mid Cap Growth Institutional Fund	Convertible Preferred Stock
Opening balance at November 1, 2010	$5,689,997
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	4,917,093
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2011	10,607,090
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2011	$4,917,093

For the 6 months ended April 30, 2011, significant transfers between Levels 1 and 2 were as follows:  Alger Capital Appreciation Institutional Fund and Alger Mid Cap Growth Institutional Fund transferred securities totaling $10,444,976 and $12,799,504, respectively, from Level 2 to Level 1, utilizing exchange listed prices rather than fair value adjusted prices.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ return, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2011, options were used in accordance with these objectives.

The fair values of derivative instruments as of April 30, 2011 are as follows:

Alger Mid Cap Growth Institutional Fund

	ASSET DERIVATIVES 2010		LIABILITY DERIVATIVES 2010
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Written Put Options	—	—	Written options outstanding, at value	$163,060
Written Call Options	—	—	Written options outstanding, at value	$107,400
Total	—	—		$270,460

For the six months ended April 30, 2011, Alger Mid Cap Growth Institutional Fund had option purchases of $5,142,226 and option sales of $4,517,399.  The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2011 is as follows:

Net realized gain on investments and options

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(1,586,689)
Written Options	696,273
Total	$(890,416)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Net change in unrealized appreciation (depreciation) on investments, options

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments under Statement 133	Options
Purchased Options	$—
Written Options	(4,870)
Total	$(4,870)

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits, including all claims against Alger Mutual Funds and their independent trustees, were dismissed by the court, the Alger-related class and derivative suits were settled.  A Final Judgment and Order approving the settlement was entered on October 25, 2010.  No appeals from the Final Judgment and Order were filed within the allotted time limit. The settlement was paid by insurance, and had no financial impact on the Alger Mutual Funds.

NOTE 11 — Recent Accounting Pronouncements:

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (International Financial Reporting Standards).  The ASU converge fair value measurement and disclosure guidance in U.S. GAAP with the guidance in the International Accounting Standards Board’s concurrently issued IFRS 13, Fair Value Measurement. These amendments do not modify the requirements for when fair value measurements apply; rather, they generally represent clarifications on how to measure and disclose fair value under ASC 820, Fair Value Measurement. The application of ASU 2011-04 is required for fiscal years and interim

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

periods beginning after Dec. 15, 2011. At this time, management is evaluation the implications of ASU 2011-04.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2011.  No such events have been identified which require recognition and disclosure.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2010 and ending April 30, 2011.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During the Six Months Ended April 30, 2011(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2011(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,193.46	$6.35	1.17%
	Hypothetical(c)	1,000.00	1,019.00	5.85	1.17
Class R	Actual	1,000.00	1,190.63	9.14	1.68
	Hypothetical(c)	1,000.00	1,016.45	8.42	1.68

Alger Large Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,143.78	$8.51	1.60%
	Hypothetical(c)	1,000.00	1,016.85	8.01	1.60
Class R	Actual	1,000.00	1,140.11	12.30	2.32
	Hypothetical(c)	1,000.00	1,013.30	11.57	2.32

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,239.49	$6.51	1.17%
	Hypothetical(c)	1,000.00	1,018.98	5.87	1.17
Class R	Actual	1,000.00	1,235.81	9.60	1.73
	Hypothetical(c)	1,000.00	1,016.20	8.66	1.73

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,263.45	$6.59	1.17%
	Hypothetical(c)	1,000.00	1,018.97	5.88	1.17
Class R	Actual	1,000.00	1,260.35	9.60	1.71
	Hypothetical(c)	1,000.00	1,016.30	8.56	1.71

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are
Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do
How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:
• open an account or perform transactions
• seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER INSTITUTIONAL FUNDS

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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AIFSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: June 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: June 15, 2011

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 15, 2011